                                                                    EXHIBIT 99.3


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: MMT OF TENNESSEE, INC.                            CASE NO.: 97-21386-CJK
       DEBTOR                                            JUDGE: CAROL J. KENNER



                                                                      CHAPTER 11
MONTHLY OPERATING REPORT FOR MONTH ENDING:                               6/30/98
                                                                         -------


COMES NOW, MMT OF TENNESSEE, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 6/1/98 and ending 6/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                  X        Monthly Reporting Questionnaire (Attachment 1)
            ---------------

                  X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            ---------------

                  X        Summary of Accounts Receivable (Form OPR-3)
            ---------------

                  X        Schedule of Post-Petition Liabilities (Form OPR-4)
            ---------------

                  X        Income Statement (Form OPR-5)
            ---------------

                  X        Statement of Sources and Uses of Cash (Form OPR-6)
            ---------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date: 7/23/98               DEBTOR-IN-POSSESSION
      -------
                            By: /s/ F. Gordon Bitter
                                ----------------------------------------------
                                Name & Title: F. Gordon Bitter, Vice President
                                              MMT of Tennessee, Inc.
                                              421 Currant Road
                                              Fall River, MA 02720
                                              Telephone: 508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE: MMT OF TENNESSEE, INC.                            CASE NO.: 97-21386-CJK
         DEBTOR                                          JUDGE: CAROL J. KENNER

                                                                     CHAPTER 11


                     NOTE TO THE MONTHLY OPERATING REPORT:


Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.

                                                                      FORM OPR-1
                           COMPARATIVE BALANCE SHEETS


CASE NAME: MMT OF TENNESSEE, INC.
CASE NO.: 97-21386-CJK

                                                                                                         MONTH ENDED: 6/30/98



                            FILING        MONTH        MONTH        MONTH        MONTH        MONTH        MONTH        MONTH
                             DATE         ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                           12/3/97      12/31/97      1/31/98      2/28/98      3/31/98      4/30/98      5/31/98      6/30/98
                          -----------------------------------------------------------------------------------------------------


ASSETS

CURRENT ASSETS

Cash                          66,358    1,007,375    2,277,256    1,077,633    1,212,651    1,206,564      587,898      943,541
Other negotiable
  instruments
  (i.e. CD's,
  Treasury
  Bills, Etc.)
Accounts
  Receivable-
  Trade,
  Net (OPR-3)              6,494,603    6,876,561    6,001,822    6,051,677    6,624,034    7,385,716    7,136,438    4,608,028
Less: allowance
  for doubtful
  accounts                  (150,000)    (150,000)    (150,000)    (150,000)    (150,000)    (150,000)    (150,000)    (150,000)
Accounts
  Receivable-Other           291,141      156,625      207,867      693,516      692,222    1,203,183    1,096,325      247,298
Inventory, at cost         1,610,203    1,167,014    1,148,718    1,120,419    1,369,641    1,237,485    1,500,031    1,559,407
Prepaid expenses              30,357      155,838      145,218      128,915      107,515       97,109       71,069      (18,849)
Deposits                      57,500       57,500       76,925       79,120       81,446       81,446       81,446      131,446
Other:



    Restricted Cash
      Collateral
      Deposits               215,520      215,520      215,520      215,520      215,520      215,520      215,520      215,520


                          -----------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS       8,615,682    9,486,433    9,923,326    9,216,800   10,153,029   11,277,023   10,538,727    7,536,391
                          -----------------------------------------------------------------------------------------------------

PROPERTY, PLANT AND
EQUIPMENT, AT COST        61,645,241   61,716,593   61,880,581   62,238,580   62,407,138   62,689,022   64,521,062   66,164,567
Less: Accumulated
  Depreciation            (2,104,309)  (2,281,673)  (2,598,650)  (2,915,627)  (3,240,046)  (3,557,383)  (3,899,284)  (4,211,021)

                          -----------------------------------------------------------------------------------------------------
NET PROPERTY, PLANT
AND EQUIPMENT             59,540,932   59,434,920   59,281,931   59,322,953   59,167,092   59,131,639   60,621,778   61,953,546
                          -----------------------------------------------------------------------------------------------------

OTHER ASSETS (itemized
  if value exceeds
  10% of "total assets")
  Intangible Assets       12,508,628   12,508,628   12,508,630   12,508,629   12,508,629   12,508,630   12,508,629   12,508,629
  Less: Accumulated
    Amortization          (2,344,293)  (2,509,114)  (2,665,588)  (2,822,059)  (2,978,531)  (3,135,004)  (3,291,475)  (3,447,947)

                          -----------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS        10,164,335    9,999,514    9,843,042    9,686,570    9,530,098    9,373,626    9,217,154    9,060,682
                          -----------------------------------------------------------------------------------------------------

TOTAL ASSETS              78,320,949   78,920,867   79,048,299   78,226,323   78,850,219   79,782,288   80,377,659   78,550,619
                          =====================================================================================================


                                                                      FORM OPR-2
                           COMPARATIVE BALANCE SHEETS


CASE NAME: MMT OF TENNESSEE, INC.
CASE NO.: 97-21386-CJK

                                                                                                         MONTH ENDED: 6/30/98




                          FILING        MONTH       MONTH        MONTH        MONTH        MONTH         MONTH        MONTH
                           DATE         ENDED       ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
                         12/3/97       12/31/97    1/31/98      2/28/98      3/31/98      4/30/98       5/31/98      6/30/98
                       -------------------------------------------------------------------------------------------------------

LIABILITIES

POST PETITION
  LIABILITIES

Secured Debt
  (See Form OPR-4)
Unsecured Debt-
  Intercompany
  Obligations due
  to cash transfers
  in Post Petition
  Operations                          1,209,386    2,137,381    1,765,503    2,973,763    4,181,934    5,742,335     6,271,352
Unsecured Debt-
  Obligations
  incurred in
  Post Petition
  Operations
  (See Form OPR-4)                       35,238      306,240    2,851,654    2,945,864    3,063,958    2,757,770     4,683,116
                       -------------------------------------------------------------------------------------------------------
TOTAL POST
  PETITION LIABILITIES           0    1,244,624    2,443,621    4,617,157    5,919,627    7,245,892     8,500,105   10,954,468

PRE PETITION
  INTERCOMPANY
  LIABILITIES           90,708,931   90,708,931   90,708,931   90,708,931   90,708,931   90,708,931    90,708,931   90,708,931
  DEFERRED
REVENUE/DEFERRED
  INCOME                 1,226,727    1,280,885    1,048,733    1,056,514    1,056,514    1,459,677     1,388,645    1,315,060
TOTAL OTHER PRE
  PETITION LIABILITIES   2,666,165    2,274,081    2,274,081      294,367      285,142      138,445      (328,660)  (3,458,603)
                       -------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES       94,601,823   95,508,521   96,475,366   96,676,969   97,970,214   99,552,945   100,269,021   99,519,856
                       -------------------------------------------------------------------------------------------------------
SHAREHOLDERS'
  EQUITY (DEFICIT)

Preferred Stock
Common Stock                    10           10           10           10           10           10            10           10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
  Through Filing Date  (16,280,884) (16,280,884) (16,280,884) (16,280,884) (16,280,884) (16,280,884)  (16,280,884) (16,280,884)
  Post Filing Date                     (306,780)  (1,146,193)  (2,169,772)  (2,839,121)  (3,489,783)  (3,610,488)   (4,688,363)

                       -------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS'
  EQUITY (DEFICIT)     (16,280,874) (16,587,654) (17,427,067) (18,450,646) (19,119,995) (19,770,657)  (19,891,362) (20,969,237)
                       -------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES
  AND SHAREHOLDERS'
  EQUITY                78,320,949   78,920,867   79,048,299   78,226,323   78,850,219   79,782,288    80,377,659   78,550,619
                       =======================================================================================================


                                                                      FORM OPR-3
                         SUMMARY OF ACCOUNTS RECEIVABLE


CASE NAME: MMT OF TENNESSEE, INC.
CASE NO.: 97-21386-CJK

                                                                                               MONTH ENDED: 6/30/98

                                                                  0-30         31-60          61-90          OVER
                                                      TOTAL       DAYS         DAYS            DAYS         90 DAYS
                                                   -----------------------------------------------------------------
DATE OF
FILING:    12/3/97                                 6,494,603    3,298,967       877,780       755,577      1,562,279
           Allowance for doubtful accounts          (150,000)                                               (150,000)
                                                   -----------------------------------------------------------------
                                                   6,344,603    3,298,967       877,780       755,577      1,412,279
                                                   =================================================================

MONTH:     12/31/97                                6,876,561    1,785,407     2,792,314       519,172      1,779,668
           Allowance for doubtful accounts          (150,000)                                               (150,000)
                                                   -----------------------------------------------------------------
                                                   6,726,561    1,785,407     2,792,314       519,172      1,629,668
                                                   =================================================================

MONTH:     1/31/98                                 6,001,822    1,290,680     1,267,373     1,458,561      1,985,208
           Allowance for doubtful accounts          (150,000)                                               (150,000)
                                                   -----------------------------------------------------------------
                                                   5,851,822    1,290,680     1,267,373     1,458,561      1,835,208
                                                   =================================================================

MONTH:     2/28/98                                 6,051,677    1,308,292     1,019,381       572,967      3,151,037
           Allowance for doubtful accounts          (150,000)                                               (150,000)
                                                   -----------------------------------------------------------------
                                                   5,901,677    1,308,292     1,019,381       572,967      3,001,037
                                                   =================================================================

MONTH:     3/31/98                                 6,624,034    2,568,080     1,505,814       345,094      2,205,046
           Allowance for doubtful accounts          (150,000)                                               (150,000)
                                                   -----------------------------------------------------------------
                                                   6,474,034    2,568,080     1,505,814       345,094      2,055,046
                                                   =================================================================

MONTH:     4/30/98                                 7,385,716    3,155,026       851,867       791,510      2,587,313
           Allowance for doubtful accounts          (150,000)                                               (150,000)
                                                   -----------------------------------------------------------------
                                                   7,235,716    3,155,026       851,867       791,510      2,437,313
                                                   =================================================================

MONTH:     5/31/98                                 7,485,882    1,810,443     2,879,549       361,683      2,434,207
           Allowance for doubtful accounts                                                                  (150,000)
                                                   -----------------------------------------------------------------
                                                   7,485,882    1,810,443     2,879,549       361,683      2,284,207
                                                   =================================================================

MONTH:     6/30/98                                 4,608,028    1,863,113     1,238,027       101,872      1,405,016
           Allowance for doubtful accounts                                                                  (150,000)
                                                   -----------------------------------------------------------------
                                                   4,608,028    1,863,113     1,238,027       101,872      1,255,016
                                                   =================================================================


                                                                      FORM OPR-4

                     SCHEDULE OF POST PETITION LIABILITIES

CASE NAME: MMT OF TENNESSEE, INC.
CASE NO.: 97-21386-CJK

                                                                                                   MONTH ENDED: 6/30/98


                                               DATE        DATE      TOTAL         0-30      31-60     61-90       OVER
                                             INCURRED      DUE        DUE          DAYS       DAYS      DAYS     90 DAYS
                                             ---------------------------------------------------------------------------

TAXES PAYABLE

      Federal Income Taxes                                             NONE
      FICA-Employer's Share                                            NONE
      FICA-Employee's Share                                            NONE
      Unemployment Tax                                                 NONE
      State Sales & Use Tax                                            NONE
      State __________ Tax                                             NONE
      Personal Property Tax                                            NONE

                                                                  ------------------------------------------------------
TOTAL TAXES PAYABLE                                                       0           0          0         0           0
                                                                  ------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                  ------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                          0           0          0         0           0
                                                                  ------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
      Trade Accounts Payable
        (see attached schedules)
      Payroll withholdings
      Accrued Payroll
      Accrued Disposal Costs                                      4,683,116
      Accrued expenses-Estimated liability
           incurred, but not invoiced
           as of the end of the period.

                                                                  ------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                              4,683,116           0          0         0           0
                                                                  ------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                               4,683,116           0          0         0           0
                                                                  ======================================================


                                INCOME STATEMENT                      FORM OPR-5


CASE NAME:     MMT OF TENNESSEE, INC.
CASE NUMBER:    97-21386-CJK



                                                              PRE          POST          MONTH         MONTH          MONTH
                                                            PETITION      PETITION       ENDED         ENDED          ENDED
                                                            12/3/97       12/31/97       1/31/98       2/28/98        3/31/98
                                                          ----------------------------------------------------------------------


NET REVENUE (INCOME)                                                     2,232,158     1,797,407      2,069,601     2,205,371
                                                          ----------------------------------------------------------------------

COST OF GOODS SOLD
    Salaries & wages                                                       521,313       485,588        383,435       527,591
    Less:  Salaries & wages capitalized in fixed assets                                 (121,795)      (120,000)
    Benefits                                                                72,866        91,573        106,745        85,236
    Bad debt expense                                                        18,625
    Cost of goods sold
    Decontamination & disposal                                               7,870         7,870          7,870         7,870
    Disposal costs-secondary wastes                                           (378)      205,018        431,112       522,653
    Financing costs
    Insurance                                                                9,905        20,331         20,331        20,331
    Legal services
    Materials                                                              752,418       795,840        709,052       547,077
    Office expense & supplies                                                             28,331         12,759         2,792
    Other                                                                    5,866                        1,064         1,878
    Outside services                                                       444,939       299,525        498,275
    Professional services                                                  126,443       159,132        284,046       386,411
    Rent-equipment                                                          31,509        37,565         45,179        39,401
    Rent-office/buildings                                                    4,649        10,000          5,000
    Supplies-processing                                                     18,515        15,755
    Taxes                                                                    8,000        17,119          8,000        10,393
    Telephone                                                               10,724        11,773          2,000           260
    Transportation                                                         107,117        73,218        165,645       128,791
    Travel & entertainment                                                  22,923        21,054         24,819        48,515
    Utilities                                                               33,512         5,474         34,099        64,629

                                                          ----------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                           0     2,196,816     2,163,371      2,619,431     2,393,828
                                                          ----------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
    TAXES, OR EXTRAORDINARY EXPENSES                               0        35,342      (365,964)      (549,830)     (188,457)
                                                          ----------------------------------------------------------------------

INTEREST EXPENSE                                                                                             50
DEPRECIATION AND AMORTIZATION                                              342,185       473,449        473,449       480,892
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                                                      250
OTHER (INCOME) EXPENSE                                                         (63)
(GAIN) LOSS ON SALE OF ASSETS
                                                          ----------------------------------------------------------------------

NET INCOME (LOSS)                                                  0      (306,780)     (839,413)    (1,023,579)     (669,349)
                                                          ======================================================================


                                                                                        MONTH ENDED:    6/30/98
                                                                                                     -----------


                                                             MONTH         MONTH         MONTH         MONTH
                                                             ENDED         ENDED         ENDED         ENDED
                                                             4/30/98       5/31/98       6/30/98
                                                         -------------------------------------------------------


NET REVENUE (INCOME)                                       2,721,396     2,960,820     1,367,650
                                                         -------------------------------------------------------

COST OF GOODS SOLD
    Salaries & wages                                         490,006       630,634       622,442
    Less:  Salaries & wages capitalized in fixed assets                   (160,080)     (132,089)
    Benefits                                                 100,378       116,823       123,451
    Bad debt expense
    Cost of goods sold
    Decontamination & disposal                                 7,870         7,870         7,870
    Disposal costs-secondary wastes                           26,866       846,871        63,758
    Financing costs
    Insurance                                                 20,331        12,206        20,331
    Legal services
    Materials                                                905,582       466,187       553,346
    Office expense & supplies                                 (1,278)       88,123        13,243
    Other                                                        353           265           182
    Outside services                                         745,567       187,898       385,401
    Professional services                                    330,022       140,188
    Rent-equipment                                            30,622        36,168        38,814
    Rent-office/buildings                                     10,000         5,000         6,598
    Supplies-processing
    Taxes                                                     18,768        40,250        40,898
    Telephone                                                  1,529         8,904        10,948
    Transportation                                           138,760        77,439       160,782
    Travel & entertainment                                    37,894        49,869        42,935
    Utilities                                                 34,880        40,769         9,129

                                                         -------------------------------------------------------
TOTAL COST OF GOODS SOLD                                   2,898,150     2,595,384     1,968,039              0
                                                         -------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
    TAXES, OR EXTRAORDINARY EXPENSES                        (176,754)      365,436      (600,389)             0
                                                         -------------------------------------------------------

INTEREST EXPENSE                                                 100            50            50
DEPRECIATION AND AMORTIZATION                                473,808       486,091       477,436
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                         -------------------------------------------------------

NET INCOME (LOSS)                                           (650,662)     (120,705)   (1,077,875)             0
                                                         =======================================================

                   STATEMENTS OF SOURCES AND USES OF CASH             FORM OPR-5


CASE NAME:     MMT OF TENNESSEE, INC.
CASE NUMBER:    97-21386-CJK



                                                                                               TOTAL         TOTAL         TOTAL
                                                                    PRE          POST          MONTH         MONTH         MONTH
                                                                  PETITION      PETITION       ENDED         ENDED         ENDED
                                                                 12/1-12/2    12/3-12/31     12/31/97       1/31/98       2/28/98
                                                                -------------------------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                            (306,780)     (306,780)     (839,413)   (1,023,579)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
      Depreciation & Amortization                                               342,185       342,185       473,449       473,449
      Decrease (Increase)-Accounts Receivable                                  (247,442)     (247,442)      823,497      (535,504)
      Decrease (Increase)-Inventories                                           443,189       443,189        18,296        28,299
      Decrease (Increase)-Prepaid Expenses                                     (125,481)     (125,481)       10,620        16,303
      Decrease (Increase)-Other Assets                                                0             0       (19,427)       (2,194)
      Increase (Decrease)-Pre Petition Liabilities (See Note)                  (392,084)     (392,084)            0    (1,979,714)
      Increase (Decrease)-Deferred revenue                                       54,158        54,158      (232,150)        7,780
      Increase (Decrease)-Post Petition Liabilities                           1,244,624     1,244,624     1,198,997     2,173,536

                                                                -------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                        0     1,012,369     1,012,369     1,433,869      (841,624)
                                                                -------------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
     Capital Expenditures                                                       (71,352)      (71,352)     (163,988)     (357,999)
     Sale of Net Fixed Assets
                                                                -------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                        0       (71,352)      (71,352)     (163,988)     (357,999)
                                                                -------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                     0             0             0             0
            Increase (Decrease)-Shareholder Valuations                                0             0             0             0

            Purchase of Treasury Stock-Preferred Shares

                                                                -------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                        0             0             0             0             0
                                                                -------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                    0       941,017       941,017     1,269,881    (1,199,623)

Cash and Cash Equivalents at Beginning of Period                                 66,358        66,358     1,007,375     2,277,256
                                                                -------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                              0     1,007,375     1,007,375     2,277,256     1,077,633
                                                                ===================================================================



                                                                                               MONTH ENDED:    6/30/98
                                                                                                            ----------
                                                                    TOTAL
                                                                    MONTH         MONTH         MONTH          MONTH
                                                                    ENDED         ENDED         ENDED          ENDED
                                                                   3/31/98       4/30/98       5/31/98        6/30/98
                                                               -------------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                               (669,349)     (650,662)      (120,705)   (1,077,875)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
      Depreciation & Amortization                                  480,892       473,808        498,372       468,209
      Decrease (Increase)-Accounts Receivable                     (571,063)   (1,272,643)       356,136     3,377,437
      Decrease (Increase)-Inventories                             (249,222)      132,156       (262,546)      (59,376)
      Decrease (Increase)-Prepaid Expenses                          21,400        10,406         26,040        89,918
      Decrease (Increase)-Other Assets                              (2,326)            2              2       (49,999)
      Increase (Decrease)-Pre Petition Liabilities (See Note)       (9,225)     (146,697)      (467,105)   (3,129,943)
      Increase (Decrease)-Deferred revenue                              (1)      403,162        (71,033)      (73,586)
      Increase (Decrease)-Post Petition Liabilities              1,302,470     1,326,265      1,254,213     2,454,363

                                                               -------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                   303,576       275,797      1,213,374     1,999,148
                                                               -------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
     Capital Expenditures                                         (168,558)     (281,884)    (1,832,040)   (1,643,505)
     Sale of Net Fixed Assets
                                                               -------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                  (168,558)     (281,884)    (1,832,040)   (1,643,505)
                                                               -------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                        0             0              0             0
            Increase (Decrease)-Shareholder Valuations                   0             0              0             0

            Purchase of Treasury Stock-Preferred Shares

                                                               -------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                         0             0              0             0
                                                               -------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               135,018        (6,087)      (618,666)      355,643

Cash and Cash Equivalents at Beginning of Period                 1,077,633     1,212,651      1,206,564       587,898
                                                               -------------------------------------------------------


Cash and Cash Equivalents at End of Period                       1,212,651     1,206,564        587,898       943,541
                                                               =======================================================


         NOTE: THE CHANGE IN PRE-PETITION LIABILITIES OCCURS AS A RESULT OF
               ADJUSTMENTS MADE TO VARIOUS ACCRUALS AFTER RECONCILING THE ACCRUALS TO CURRENT ESTIMATES OF THE LIABILITIES. THERE WAS NO CASH EXPENDED AND THE ADJUSTMENTS DO NOT REFLECT THE SATISFACTION OF ANY BANKRUPTCY CLAIMS THAT HAVE BEEN MADE AGAINST THE COMPANY'S ESTATE.

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:     MMT OF TENNESSEE, INC.
CASE NUMBER:    97-21386-CJK


                                                            MONTH ENDED: 6/30/98
                                                            --------------------

                                                                          PAGE 1


1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

          NAME AND TITLE OF                                     DATE                WAGES PAID                   TAXES WITHHELD
          EXECUTIVE                                             PAID          GROSS            NET           DUE           PAID
          --------------------------                       -------------------------------------------------------------------------


          THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS
          DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS DISCLOSED SUCH COMPENSATION IN ITS
          MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

          F. Gordon Bitter, CEO & CFO, Director
          Ethan E. Jacks, VP, General Counsel, Secretary
          Eugene Berman, Assistant Secretary
          Charles W. Shaver, President & COO, Director
          Randall Jones, Assistant Secretary
          H. W. Arrowsmith, VP Nuclear Sales & Marketing

                                                                          ----------------------------------------------------------

          TOTAL EXECUTIVE PAYROLL                                                0               0            0              0
                                                                          ==========================================================


2.  INSURANCE

          Is Workers' Compensation and other insurance in effect?         Yes
                                                                        --------
          Are payments current?                                           Yes
                                                                        --------
          If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                          DATE
                                                             COVERAGE        POLICY       EXPIRATION      PREMIUM       COVERAGE
TYPE                       CARRIER NAME                       AMOUNT         NUMBER          DATE          AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE
                  ---------------------------------------------

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:     MMT OF TENNESSEE, INC.
CASE NUMBER:    97-21386-CJK


                                                                          PAGE 2

3.  BANK ACCOUNTS

                                           TENNESSEE     TENNESSEE     TENNESSEE
                                           OPERATING      PAYROLL       PAYROLL         TOTAL
                                      -------------------------------------------------------------


BANK NAME                                 U.S. TRUST    U.S. TRUST    NATIONSBANK

ACCOUNT NUMBER                             110937851    1100937869     3001270846


BEGINNING BOOK BALANCE                       558,537             0         29,361        587,898

PLUS:   Deposits-Collections of A/R        3,958,252                                   3,958,252
        Other Receipts                                                                         0
        Loan Advances                                                                          0
                                                                                               0
LESS:   Disbursements                       (177,677)                                   (177,677)
        Payroll                                                          (441,932)      (441,932)
        Returned Checks                                                                        0
        Loan Repayments                                                                        0
                                                                                               0
OTHER:  Adjustments                                                                            0
        Transfers In (Out)                (3,408,000)                     425,000     (2,983,000)
                                                                                               0
                                      -------------------------------------------------------------

ENDING BOOK BALANCE                          931,112             0         12,429        943,541
                                      =============================================================


4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
            List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

            Payments To/On                                Amount          Date          Check #
            --------------------------                ----------------------------------------------

            Professionals (Attorneys,
            Accountants, etc.):


                                                           NONE





                                                      ===============
                                                                   0
                                                      ===============

            PRE-PETITION DEBTS

                                                           NONE




                                                      ===============
            TOTAL PAYMENTS OF PRE-PETITION DEBTS                   0
                                                      ===============

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                                  INSURANCE       COVERAGE       POLICY    EXPIRATION        PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS       TYPE                 AGENT          AMOUNT        NUMBER       DATE            AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


          SEE ATTACHED





          I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


          Date:      7/23/98
                   -----------------


                                        MOLTEN METAL TECHNOLOGY, INC.

                                        By: /s/ F. Gordon Bitter
                                            ------------------------------------
                                            F. Gordon Bitter
                                            Chief Executive officer


                                        MMT OF TENNESSEE, INC.

                                        By: /s/ F. Gordon Bitter
                                            ------------------------------------
                                            F. Gordon Bitter
                                            Vice President


                                        M4 ENVIRONMENTAL, L.P.

                                        By: /s/ F. Gordon Bitter
                                            ------------------------------------
                                            M4 Environmental Management, Inc.
                                            General Partner

                                        By: /s/ F. Gordon Bitter
                                            ------------------------------------
                                            F. Gordon Bitter
                                            Vice President


                                        MMT FEDERAL HOLDINGS, INC.

                                        By: /s/ F. Gordon Bitter
                                            ------------------------------------
                                            F. Gordon Bitter
                                            Vice President

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

====================================================================================================================================
   CARRIER NAME & ADDRESS                               TYPE                            BROKER          LIMITS            POLICY
                                                                                                                          NUMBER
====================================================================================================================================

Commerce & Industry Insurance Co.              General Liability                          Aon          $1,000,000        340-94-76
70 Pine Street                                 Automobile Liability                       Aon          $1,000,000        766-56-11
New York, NY   10270                           Excess Liability - 1st layer               Aon         $20,000,000        606-23-31
                                                                                                     excess of $1M

New Hampshire Insurance Co.                    Workers Compensation                       Aon          Statutory        WC588-59-75
70 Pine Street                                 Workers Compensation - CA                  Aon          Statutory        WC588-59-77
New York NY  10270                             Employers' Liability                       Aon          $1,000,000       WC588-59-75
                                                                                                                        and -77[CA]

American International Specialty Lines         Pollution Liability - MA/TN                Aon          $3,000,000        8199951
   Insurance Co.                               Pollution Liability - TX                   Aon          $1,000,000        8199950
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company               Fidelity                                   Aon            $500,000     751-118812-98
P.O. Box 91394                                 Fiduciary                                  Aon          $2,000,000     751-118834-98
Chicago, IL   60693

Executive Risk Indemnity Company               Directors & Officers Liability             Aon         $10,000,000     751-091628-98
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                        Foreign Liability                          Aon          $1,000,000    PST 00 9648288
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                 Property                                   Aon        $147,000,000         CC626
Allendale Park                                                                                           Blanket
Johnston, RI  02919

American Nuclear Insurers                      Nuclear All Risk Property                  J&H/M&M     $45,000,000         98262
Town Center                                    Nuclear Liability Facility Form - TN       J&H/M&M     $50,000,000        NF-0338

==============================================================================================
   CARRIER NAME & ADDRESS                       EXPIRATION         PREMIUM            PAID
                                                   DATE                               THRU
==============================================================================================

Commerce & Industry Insurance Co.                 12/3/98          $53,000          Current
70 Pine Street                                    12/3/98           $3,540          Current
New York, NY   10270                              12/3/98          $43,185          Current


New Hampshire Insurance Co.                       12/3/98         $111,250          Current
70 Pine Street                                    12/3/98             $753          Current
New York NY  10270                                12/3/98            inclu.         Current


American International Specialty Lines            12/3/98          $28,342          Current
   Insurance Co.                                  12/3/98          $16,919          Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company                   5/9/99           $6,000          Current
P.O. Box 91394                                     5/9/99           $6,000          Current
Chicago, IL   60693

Executive Risk Indemnity Company                  1/19/99         $350,000          Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                            2/1/99           $2,000          Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                    12/2/99         $170,000          Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                          1/1/99          $97,500          Current
Town Center                                      12/31/98         $124,215          Current

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A



====================================================================================================================================
   CARRIER NAME & ADDRESS                               TYPE                            BROKER          LIMITS            POLICY
                                                                                                                          NUMBER
====================================================================================================================================

29 South Main Street                           Master Worker Certificate - TN             J&H/M&M    $200,000,000        NW-0235
West Hartford, CT 06107                                                                                Shared Agg.
                                               Nuclear Supplier's & Transp.               J&H/M&M     $15,000,000        NS-0539
                                               Nuclear Liability Facility Form - SC       J&H/M&M     $10,000,000        NF-0329
                                               Nuclear Foreign Supplier's & Transp.       J&H/M&M     $10,000,000          TBD
                                               Master Worker Certificate - SC             J&H/M&M    $200,000,000        NW-0237
                                                                                                       Shared Agg.
                                               Nuclear Facility Liability - Comm. Park    J&H/M&M     $10,000,000        NF-0337
                                               Master Worker Certificate - Comm. Park     J&H/M&M    $200,000,000        NW-0234
                                                                                                       Shared Agg.

American International Specialty               Pollution Legal and Closure/Post Closure   J&H/M&M      $3,000,000        8183013
   Lines Ins. Co.                                                                                    Pollution Legal
Harborside Financial Center                                                                            $3,400,000
401 Plaza 3                                                                                          Closure
Jersey City, NJ   07311


==============================================================================================
   CARRIER NAME & ADDRESS                       EXPIRATION         PREMIUM            PAID
                                                   DATE                               THRU
==============================================================================================
29 South Main Street                              12/31/98             $550      Not yet invoiced
West Hartford, CT 06107
                                                  12/31/98           $8,670          Current
                                                  12/31/98          $13,590          Current
                                                  12/31/98           TBD       Based on Foreign Sales
                                                  12/31/98             $550      Not yet invoiced

                                                  12/31/98          $39,568          Current
                                                  12/31/98             $550      Not yet invoiced


American International Specialty                  10/15/00          $94,400          Current
   Lines Ins. Co.                               Poll. Legal
Harborside Financial Center                       12/7/00          $425,000          Current
401 Plaza 3                                     Closure
Jersey City, NJ   07311

Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

====================================================================================================================================
   CARRIER NAME & ADDRESS                         TYPE                        CO       LIMITS     EXPIRATION     PREMIUM      PAID
                                                                            ENTITY                    DATE                    THRU
====================================================================================================================================

Blue Cross & Blue Shield of RI        Full Coverage Medical                   MMT                 6/1-6/30/98    $10,622    Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                     Self Funded Dental                      MMT                 6/1-6/30/98       None    Current
PO Box 5-0198                                                                                                               Current
Woburn, MA 01815-0198                                                                                                       Current


Fortis Benefits Insurance Co.         Employee Funded-Supplemental Life       MMT                 6/1-6/30/98     $1,968    Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.         Employee Funded-Supplemental Life       MMT TN              6/1-6/30/98     $1,185    Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services     Medical Stop Loss and Life Insurance    MMT                 6/1-6/30/98    $10,960    Current
10159 Wayzata Boulevard               Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services     Medical Stop Loss and Life Insurance    MMT TN              6/1-6/30/98     $8,231    Current
10159 Wayzata Boulevard               Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services     Self Funded Medical Claims              MMT &               6/1-6/30/98    $50,000    Current
10159 Wayzata Boulevard                                                       MMT TN
Minnetonka, MN 55305

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

====================================================================================================================================
   CARRIER NAME & ADDRESS                         TYPE                        CO       LIMITS     EXPIRATION     PREMIUM      PAID
                                                                            ENTITY                    DATE                    THRU
====================================================================================================================================

UNUM Life Insurance                   Employee Funded Long Term Disability    MMT                 6/1-6/30/98     $1,951    Current
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                   Short Term Disability                   MMT                 6/1-6/30/98     $2,110    Current
2211 Congress Street
Portland, ME 04122
